UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 2004

DIMON INCORPORATED
(Exact name of registrant as specified in its charter)

Virginia	000-25734, 001-13684	54-1746567
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

512 Bridge Street, Danville, Virginia 24541
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (434) 792-7511

N/A
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

DIMON Incorporated and Subsidiaries

ITEM 7.01	Regulation FD Disclosure.

          The information in this report (including the exhibit) is furnished pursuant to Item 7 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The furnishing of this report is not intended to constitute a determination by DIMON Incorporated that the information is material or that the dissemination of the information is required by Regulation FD.

          On August 26, 2004, DIMON issued two press releases.  Copies of these two press releases are being furnished as Exhibits 99.1 and 99.2.  Exhibits 99.1 and 99.2 are incorporated by reference into this Item 7.

          DIMON regards any information provided in the press release to be current and accurate only as of the date of the press release and specifically disclaims any duty to update such information unless it is necessary to do so in accordance with applicable law.

          This press release contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company's expectations and projections. Risks and uncertainties include changes in the timing of anticipated shipments, changes in anticipated geographic product sourcing, political instability in sourcing locations, currency and interest rate fluctuations, shifts in the global supply and demand position for the Company’s tobacco products, and the impact of regulation and litigation on the Company’s customers.  A further list and description of these risks, uncertainties and other factors can be found in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2004 and other filings with the Securities and Exchange Commission.  The Company assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

ITEM 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements.
None

(b)	Pro Forma Financial Information.
None

(c)	Exhibits.

	Number	Description
	99.1	Press Release dated August 26, 2004 Announcing Quarterly Dividend
	99.2	Press Release dated August 26, 2004 relating to election of directors at its Annual Shareholders Meeting

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DIMON Incorporated and Subsidiaries

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2004	DIMON Incorporated
Registrant

By: /s/ Thomas G. Reynolds
______________________________________________
Thomas G. Reynolds Vice President - Controller (Principal Accounting Officer)

DIMON Incorporated and Subsidiaries

INDEX TO EXHIBITS

Exhibit No.	Description	Page No.

99.1	Press Release, dated August 26, 2004………………	5
99.2	Press Release, dated August 26, 2004………………	6

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